MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 4
Payment Date:     28-Apr-97
Reporting Month:  March

                   Class
                   Interest    Beginning         Interest      Interest     Principal     Total         Applied Ending
Class              Rate        Balance           Accrual       Payment      Payment       Distribution  Losses  Balance
Merit4 A1           6.187500%  $180,480,482.80   $930,602.49   $930,602.49  $4,834,664.49 $5,765,266.98 $0.00   $175,645,818.31
Merit4 A2          15.000000%   $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                               $223,053,482.80 $1,462,764.99 $1,462,764.99  $4,834,664.49 $6,297,429.48 $0.00   $218,218,818.31

Class              CUSIP     Priority     Principal Type  Interest Type
Merit4 A1          589962AJ8 Senior       Sequential      Floater
Merit4 A2          589962AK5 Senior       Sequential      Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4
Payment Date:     28-Apr-97
Reporting Month:  March


                                                           Interest    Interest    Principal
          Original        Original  Integral     Record    Accrual     Payment     Payment        Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor      Factor      Factor         Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    31-Mar-97  2.84657558  2.84657558 14.78852460    $175,645,818.31 0.53727462
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    31-Mar-97 12.50000000 12.50000000  0.00000000     $42,573,000.00 1.00000000

          $369,493,000.00                                                                         $218,218,818.31

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-Apr-97
Report Date:    March

Collateral Proceeds Account


Beginning Balance                                          $0.00

Deposits                                                                Withdrawals

Interest Net of Servicing Fee                      $1,687,660.09        Interest Payments              $1,462,764.99
Principal                                          $4,834,664.49        Principal Payments             $4,834,664.49
Deposits From Discount Principle Reserve Fund         $12,583.05        Surplus                          $192,162.28
Other Deposits                                             $0.00        FSA Fee                           $32,732.82
                                                                        Discount Principal Reserve        $12,583.05

Total Deposit                                      $6,534,907.63        Total Withdrawals              $6,534,907.63

                                                                        Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Apr-97
Reporting Month       March

Reserve Funds and Subordination

                         Initial Coverage     Beginning Coverage   Adjustments Losses(1)   Insured Balance Ending Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.67% $15,948,119.05 $0.00       $353,714.28 $233,931,525.81 6.72% $15,712,706.84

                                   Beginning Current    Withdrawal Ending
                                   Balance   Deposits   for Losses DPR Balance
Discount Principal Reserve Account $0.00     $12,583.05 $12,583.05 $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 34.10% $2,987,981.88 $0.00       $0.00  $8,473,165.23   35.26% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                    $192,162.28

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                62          $9,853,724             4.21%
60+ Days                21          $3,371,551             1.44%
90+ Days                48          $8,678,873             3.71%
Foreclosure             31          $6,274,417             2.68%
REO                     20          $4,465,511             1.91%

Totals                 182         $32,644,076            13.95%


Advances on Delinquencies                                      $275,505.76
Non-Recoverable Advances on Delinquencies                            $0.00

1. Adjustment and Losses are first charged/credited to Discount Principal Reserve, second to interest from the Overcollateralization amount,and third to Pool Overcollateralization, if Discount Principle would otherwise be less than $0.00